SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /
Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            BIG FOOT FINANCIAL CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    No fee required.

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       (1)     Title of each class of securities to which transaction applies:
       (2)     Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)     Proposed maximum aggregate value of transaction:
       (5)     Total fee paid:

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:
       (2)      Form, Schedule or Registration Statement No.:
       (3)      Filing Party:
       (4)      Date Filed:

                    [LETTERHEAD OF BIG FOOT FINANCIAL CORP.]




                                          May 22, 1997


Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders (the "Special Meeting") of Big Foot Financial Corp. (the "Company"), the holding company for Fairfield Savings Bank, F.S.B. (the "Bank"), Long Grove, Illinois, which will be held on June 24, 1997 at 3:00 p.m., Central Time, at the Holiday Inn Mundelein, located at 510 East Route 83, Mundelein, Illinois 60060.

         The attached Notice of Special Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Special Meeting. Directors and officers of the Company will be present at the Special Meeting to respond to appropriate questions from our shareholders.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Special Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Special Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE SPECIAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE SPECIAL MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY.

         On behalf of the Board of Directors and the employees of the Company and Fairfield Savings Bank, F.S.B., we thank you for your continued support and appreciate your interest.

                                       Sincerely yours,


                                       /s/ George M. Briody
                                       George M. Briody
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            BIG FOOT FINANCIAL CORP.
                          OLD MCHENRY ROAD AND ROUTE 83
                           LONG GROVE, ILLINOIS 60047
                                 (847) 634-2100

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 24, 1997

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Big Foot Financial Corp. (the "Company") will be held at the Holiday Inn Mundelein, located at 510 East Route 83, Mundelein, Illinois 60060, on June 24, 1997 at 3:00 p.m., Central Time, to consider and vote upon the:

         1.       Approval of the Big Foot Financial Corp. 1997 Stock Option
                  Plan; and

         2. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting.

In accordance with the Company's Bylaws, no business shall be transacted and no corporate action shall be taken at the Special Meeting other than that stated in this Notice of Special Meeting.

         The Board of Directors has fixed May 14, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

                                       By Order of the Board of Directors



                                       /s/ Barbara J. Urban
                                       Barbara J. Urban
                                       SECRETARY
Long Grove, Illinois
May 22, 1997

--------------------------------------------------------------------------------
     YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE SPECIAL MEETING.
--------------------------------------------------------------------------------

                            BIG FOOT FINANCIAL CORP.

                             PROXY STATEMENT FOR THE
                         SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 24, 1997

                               GENERAL INFORMATION

GENERAL

         This Proxy Statement and accompanying proxy card are being furnished to the shareholders of Big Foot Financial Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the shares of the Company's issued and outstanding common stock, par value $.01 per share (the "Common Stock"), as of the close of business on May 14, 1997 (the "Record Date"), for use at the Special Meeting of Shareholders of the Company to be held on June 24, 1997 at the Holiday Inn Mundelein, located at 510 East Route 83, Mundelein, Illinois 60060 at 3:00 p.m., Central Time, and at any adjournment or postponement thereof (the "Special Meeting"). This Proxy Statement, together with the enclosed proxy card, is first being mailed to shareholders on or about May 22, 1997.

         On December 19, 1996, the Company became the holding company for Fairfield Savings Bank, F.S.B. (the "Bank") upon completion of the conversion and reorganization of the Bank from the mutual to the stock form of organization (the "Conversion"). The Company, an Illinois corporation, operates as a savings association holding company for its wholly-owned subsidiary, the Bank.

RECORD DATE AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on May 14, 1997 as the Record Date for the determination of the Company's shareholders entitled to notice of and to vote at the Special Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Special Meeting. On the Record Date, there were 2,512,750 shares of Common Stock issued and outstanding.

         Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record (other than Excess Common Stock as defined below) at the Special Meeting and at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum thereat.

         The Articles of Incorporation of the Company provide that if any person beneficially owns, directly or indirectly, shares of Common Stock in excess of 10% of the then outstanding shares of Common Stock, all such shares beneficially owned by such person in excess of the 10% threshhold shall be automatically converted into shares of Excess Common Stock. Shares of Excess Common Stock are identical to shares of Common Stock except that they are permitted only one one-hundredth (1/100) of a vote per share. Beneficial ownership of shares includes shares beneficially owned by such person or any of his or her affiliates, shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by the Company's Employee Stock Ownership Plan (the "ESOP") or shares that are subject to a revocable proxy and that are not otherwise beneficially owned or deemed by the Company to be beneficially owned by such person and his or her affiliates. The Articles of Incorporation further provide that this provision may only be amended upon the approval of the Board of Directors or the vote of two-thirds of the votes eligible to be cast by holders of all outstanding shares of voting stock (after giving effect to the limitation on voting rights).

         All properly executed proxies received by the Company will be voted in accordance with the instructions indicated thereon. IF NO INSTRUCTIONS ARE GIVEN, EXECUTED PROXIES WILL BE VOTED FOR THE PROPOSALS IDENTIFIED IN THE NOTICE OF SPECIAL MEETING. In accordance with the Company's Bylaws, no business shall be transacted and no corporate action shall be taken at the Special Meeting other than that stated in the Notice of Special Meeting.

VOTE REQUIRED

         Pursuant to the rules and regulations of the Office of Thrift Supervision ("OTS"), approval of the Big Foot Financial Corp. 1997 Stock Option Plan (the "Option Plan" or "Proposal 1") for implementation prior to the first anniversary of the effective date of the Conversion requires the affirmative vote of a majority of votes eligible to be cast at the Special Meeting. For all other purposes, the Bylaws of the Company provide that the approval of Proposal 1, as well as the other proposal identified in the Notice of Special Meeting, requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote thereon. Shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against each matter presented. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have the same effect as a vote against Proposal 1 for purposes of the OTS approval requirement, but such shares will not be counted as present and entitled to vote, and will therefore have no effect on the vote for any other purposes with respect to Proposal 1 or for the other proposal identified in the Notice of Special Meeting.

REVOCABILITY OF PROXIES

         A proxy may be revoked at any time before it is voted by filing a written revocation of the proxy with the Secretary of the Company or by submitting a duly executed proxy bearing a later date. A proxy also may be revoked by attending and voting at the Special Meeting or any adjournment or postponement thereof, only if a written revocation is filed with the Secretary of the Special Meeting prior to the voting of such proxy.

         IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR SHAREHOLDER OF RECORD TO VOTE PERSONALLY AT THE SPECIAL MEETING. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

SOLICITATION OF PROXIES

         The Company will bear the costs of soliciting proxies from its shareholders. In addition to the use of mail, proxies may be solicited by officers, directors or employees of the Company and the Bank, by telephone or through other forms of communication. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith. In addition, the Company has retained Morrow & Co. to assist in the solicitation of proxies. The estimated cost of such solicitation is $3,500 plus expenses.

INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

         Directors and officers of the Bank and the Company will be granted stock options under the Option Plan being presented for shareholder approval in Proposal 1, if the shareholders approve the Option Plan.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF THE COMPANY

         The following table sets forth, as of May 1, 1997, certain information as to the Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of May 1, 1997. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission (the "SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of the table, of any shares of Common Stock (1) over which he has or shares, directly or indirectly, voting or investment power, or (2) of which he has the right to acquire beneficial ownership at any time within 60 days after May 1, 1997. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of such shares.

   NAME AND ADDRESS OF                      AMOUNT AND NATURE OF
      BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP       PERCENT
      ----------------                      --------------------       -------
Big Foot Financial Corp. Employee Stock          201,020(1)             8.0%
Ownership Plan Trust
1190 RFD, Long Grove, IL  60047

---------------------

(1) The ESOP is administered by a Plan Administrator, who is an employee of the Company appointed by the Board of Directors. The assets of the ESOP are held in a trust (the "ESOP Trust") for which George M. Briody, Timothy L. McCue and F. Gregory Opelka serve as interim trustees (the "Trustees"). The Company is in the process of appointing an unrelated corporate trustee. Under the terms of the ESOP, the Trustees vote the shares held by the ESOP Trust based upon directions received from the participants in the ESOP. As of the Record Date, none of the 201,020 shares were allocated to participants. Under the terms of the ESOP, however, each participant as of the Record Date who was also a participant effective as of July 31, 1996 will be granted a number of votes in proportion to such participant's compensation for the most recent plan year. The remaining shares will be voted in the same manner and proportion as the shares considered allocated for the purpose of voting at the Special Meeting, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information with respect to the shares of Common Stock beneficially owned by each Director of the Company, by each Named Executive Officer of the Company identified in the Summary Compensation Table included elsewhere herein and by all directors and executive officers of the Company or the Company's wholly-owned subsidiary, the Bank, as a group as of May 1, 1997. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock indicated.

                                                                                   AMOUNT AND              PERCENT OF
                                                                                    NATURE OF                COMMON
                                                                                   BENEFICIAL                 STOCK
NAME                                                  TITLE (1)                   OWNERSHIP(2)            OUTSTANDING(3)
----                                                  ---------                   ------------            --------------
George M. Briody(4)(5)                   President and Director                          30,127                    1.2%
F. Gregory Opelka(5)(6)                  Executive Vice President and                    25,000                       *
                                         Director
Maurice F. Leahy                         Director                                         5,000                       *
Eugene W. Pilawski(7)                    Director                                        15,000                       *
Joseph J. Nimrod(8)                      Director                                        25,427                    1.0%
Walter E. Powers, M.D.(9)                Director                                        11,063                       *
William B. O'Connell(10)                 Director                                        15,000                       *
All directors and executive
officers as a group                                                                     359,173                   14.3%
(11 persons)(5)(11)

*        Less than 1.0% of outstanding Common Stock.

(1)      Titles are for both the Company and the Bank.
(2) See "Principal Shareholders of the Company" for a definition of "beneficial ownership."
(3) Percentages with respect to each person or group of persons have been calculated on the basis of 2,512,750 shares of Common Stock, the number of shares of Common Stock outstanding as of May 1, 1997. No officer or director has the right to acquire beneficial ownership of additional shares of Common Stock within 60 days after May 1, 1997.
(4) Includes 8,872 shares over which Mr. Briody has shared voting and investment power. Also includes 1,255 shares held in Mr. Briody's spouse's individual retirement account as to which Mr. Briody has no voting and investment power and as to which Mr. Briody disclaims beneficial ownership.
(5) The amount of shares for all executive officers and directors as a group includes 201,020 shares held by the ESOP Trust that have not yet been allocated to the individual accounts of the executive officers as of May 1, 1997. Messrs. Briody, Opelka and McCue, in their capacity as interim trustees of the ESOP Trust, may be deemed to have shared voting power and sole investment power except in limited circumstances. The individual participants in the ESOP have shared voting power with the Trustees. Each of the Trustees disclaims ownership of such shares, and accordingly, such shares are not attributed to the Trustees individually.
(6) Includes 6,000 shares held by Mr. Opelka's spouse and 4,000 shares held by Mr. Opelka's children, in both cases as to which Mr. Opelka has no voting or investment power and as to which Mr. Opelka disclaims beneficial ownership.
(7) Includes 15,000 shares as to which Mr. Pilawski has shared voting and investment power.
(8) Includes 6,500 shares over which Mr. Nimrod has shared voting and investment power. Also includes 1,255 shares held by Mr. Nimrod's spouse in an individual retirement account as to which Mr. Nimrod has no voting and investment power and as to which Mr. Nimrod disclaims beneficial ownership.
(9) Includes 700 shares over which Dr. Powers has shared voting and investment power. Also includes 2,899 shares held by Dr. Powers' spouse in an individual retirement account and 1,000 held in a joint account by Dr. Powers' wife and Dr. Powers' daughter, in both cases as to which Dr. Powers has no voting or investment power and as to which Dr. Powers disclaims beneficial ownership.
(10) Includes 15,000 shares held jointly with Mr. O'Connell's wife as to which Mr. O'Connell has shared investment and voting power.
(11) Includes 46,072 shares over which the directors and executive officers share voting and investment power.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

         FEE ARRANGEMENTS. Currently, each director of the Bank receives a monthly fee of $900. The aggregate amount of fees paid to such directors by the Bank for the year ended July 31, 1996 was approximately $75,600. No additional fees are paid for attendance at board committee meetings. Directors of the Company will not be separately compensated for their services as such. It is anticipated that directors will also be covered by the Stock Option Plan expected to be implemented by the Company.
See "-- Benefits -- Stock Option Plan."

EXECUTIVE COMPENSATION

         COMPENSATION DECISIONS. Decisions regarding the Company's executive compensation are made by the Company's Board of Directors based on recommendations of the Compensation Committee, the membership of which excludes those directors employed by the Company. Under this structure, no interlocks exist between members of the Compensation Committee and employees of the Company.

         CASH COMPENSATION. The following table sets forth the cash compensation paid by the Bank for services rendered in all capacities during the fiscal year ended July 31, 1996, to the Chief Executive Officer and all executive officers of the Bank who received compensation in excess of $100,000 (the "Named Executive Officers").

                                            SUMMARY COMPENSATION TABLE

                                                                                                    LONG TERM COMPENSATION
                                                                                    ------------------------------------------------
                                               ANNUAL COMPENSATION(1)                       AWARDS             PAYOUTS
                                            -------------------------------------   ---------------------    ------------
                                                                       OTHER        RESTRICTED
                                                                       ANNUAL          STOCK                  LTIP       ALL OTHER
       NAME AND PRINCIPAL                                           COMPENSATION      AWARDS      OPTIONS    PAYOUTS    COMPENSATION
            POSITIONS                YEAR   SALARY($)   BONUS($)       ($)(2)         ($)(3)       (#)(3)    ($)(3)         ($)
---------------------------------    ----   ---------   --------   --------------   -----------   -------    -------    ------------

George M. Briody, President......    1996   $157,180    $14,550          --              --          --         --           --
F. Gregory Opelka, Executive Vice
   President.....................    1996   $103,145    $ 9,240          --              --          --         --           --


----------
(1) Under Annual Compensation, the column titled "Salary" includes base salary, director's fees and payroll deductions for health insurance under the Bank's health insurance plan.

(2) For 1996, there were no: (a) perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of the individual's salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; or (d) preferential discounts on stock. For 1996, the Bank had no restricted stock or stock related plans in existence.

(3) During the fiscal year ended July 31, 1996, the Bank did not maintain any restricted stock, stock option or other long-term incentive plans.



EMPLOYMENT AGREEMENTS

         Effective upon the Conversion, the Company and the Bank entered into Employment Agreements with each of Messrs. Briody, Opelka, Timothy L. McCue, Vice President and Chief Financial Officer, Robert A. Jones, Vice President and Michael I. Cahill, Vice President and Comptroller (the "Senior Executives"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base after the Conversion. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the Senior Executives.

         The Employment Agreements provide for three-year terms. The Bank's Employment Agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the

Board of Directors may, with the Senior Executive's concurrence, extend the Employment Agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The Company's Employment Agreements provide for automatic daily extensions such that the remaining terms of the Employment Agreements shall be three years unless written notice of non-renewal is given by the Board of Directors or the Senior Executive. The Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. It is anticipated that this review will be performed by the Compensation Committee, and the Senior Executive's base salary may be increased on the basis of such officer's job performance and the overall performance of the Bank. The base salaries for Messrs. Briody, Opelka, McCue, Jones and Cahill as of May 1, 1997 were $150,480, $95,945, $84,410, $53,305 and $54,527 respectively. The Employment Agreements also provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or Company and the Senior Executive. The Employment Agreements provide for termination by the Bank or the Company at any time for cause as defined in the Employment Agreements.

         In the event the Bank or the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Bank and the Company for the reasons specified in the Employment Agreements, the Senior Executive would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining cash compensation due to the Senior Executive and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements and payments that would have been made under any incentive compensation plan during the remaining terms of the Employment Agreements. If permitted by applicable law, provision will also be made for the cash out of stock options, appreciation rights or restricted stock as if the Senior Executive was fully vested. The Bank and the Company would also continue the Senior Executive's life, health and any disability insurance or other benefit plan coverage for specified periods. Reasons specified as grounds for resignation for purposes of the Employment Agreements are: failure to elect or re-elect the Senior Executive to such officer's offices; failure to vest in the Senior Executive the functions, duties or authority associated with such offices; any material breach of contract by the Bank or the Company which is not cured within 30 days after written notice thereof; and, following a Change of Control (as defined in the Employment Agreements), demotion, loss of title, office or significant authority or responsibility, any reduction in any element of compensation or benefits, any adverse change of location of the principal place of employment or working conditions. In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Bank, a "change of control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Bank, upon shareholder approval of a merger or consolidation or a change of the majority of the Board of Directors of the Company or the Bank or upon liquidation or sale of substantially all the assets of the Company or the Bank. The amount to be paid under the Employment Agreements in the event of a change of control of the Bank or the Company cannot be estimated at this time, because the actual amount is based on the compensation and benefit costs applicable to these individuals and other factors existing at the time of the change of control which cannot be determined at this time.

         Payments to the Senior Executives under the Bank's Employment Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's Employment Agreements would be made by the Company. To the extent that payments under the Company's Employment Agreements and the Bank's Employment Agreements are duplicative, payments due under the Company's Employment Agreements would be offset by amounts actually paid by the Bank. Senior Executives would be entitled to reimbursement of certain costs incurred in interpreting or enforcing the Employment Agreements.

         Cash and benefits paid to a Senior Executive under the Employment Agreements together with payments under other benefit plans following a "change of control" of the Bank or the Company may constitute an "excess parachute" payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. The Company's Employment Agreements include a provision indemnifying each Senior Executive on an after-tax basis for any "golden parachute" excise taxes.

BENEFITS

         MANAGEMENT BONUS PROGRAM FOR THE SENIOR MANAGEMENT OFFICERS. In fiscal year 1995, the Board of Directors of the Bank adopted an annual bonus program applicable to senior management officers (the "SMO"). Amounts awarded as the annual bonus under the SMO are determined at the discretion of the Compensation Committee of the Board considering such factors as completion of specific goals or projects, financial performance compared to a peer group, amount and type of classified assets and a comparison of the officer's compensation to peer group officers. The minimum guidelines for Bank financial performance necessary to trigger an award is a return on assets in excess of a designated amount for each applicable fiscal year. The SMO had a total payout for fiscal year 1995 of approximately $68,000. No annual award was made for fiscal year 1996.

         PENSION PLAN. The Bank maintains the Fairfield Savings Bank Retirement Plan, a non-contributory, tax-qualified defined benefit pension plan (the "Pension Plan") for eligible employees. All employees with more than 1,000 hours of service per year, except leased employees, who have attained age 21 and completed one year of service are eligible to participate in the Pension Plan. The Pension Plan provides a benefit for each participant, including executive officers named in the Summary Compensation Table above. The benefit is equal to an amount (A) minus (B) where (A) is an amount equal to (i) 2% of the participant's final average compensation multiplied by the participant's projected benefit service, reduced by (ii) the participant's social security offset allowance, and such result multiplied by (iii) a fraction, the numerator of which equals the participant's benefit service and the denominator of which is the participant's projected benefit service, and (B) is the amount to which the participant is entitled under the Fairfield Savings and Loan Association Pension Plan (the predecessor of the Pension Plan). A participant's social security offset allowance shall equal 0.6% multiplied by the participant's years of projected benefit service not in excess of 35 years, multiplied by the lesser of the participant's (i) final average offset compensation or (ii) covered compensation, divided by twelve.

         Final average offset compensation is the monthly average of a participant's compensation over sixty (60) consecutive months of employment out of the participant's last 120 month period of employment during which the participant's compensation is the highest. A participant is fully vested in his or her pension after five years of service. The Pension Plan is funded by the Bank on an actuarial basis, and all assets are held in trust by the Pension Plan trustee. The following table illustrates the annual benefit payable upon normal retirement at age 65 in the normal form of benefit under the Pension Plan (a straight life annuity) at various levels of annual compensation (12 times final average offset compensation) and years of service under the Pension Plan. The amounts in the table are subject to a social security benefit offset allowance and further reduction by the amount to which a participant is entitled under the Fairfield Savings and Loan Association Pension Plan, a predecessor qualified plan.

                                                    YEARS OF SERVICE AT RETIREMENT
                                ---------------------------------------------------------------------------------------------
ANNUAL AVERAGE
 COMPENSATION                           15                 20                 25                   30                  35
--------------                  --------------     --------------     --------------      --------------       --------------

$  125,000                       $     37,500       $     50,000       $     62,500        $     75,000         $     87,500
   150,000(1)                          45,000             60,000             75,000              90,000              105,000
   175,000(1)                          52,500             70,000             87,500             105,000              122,500(2)
   200,000(1)                          60,000             80,000            100,000             120,000(2)           140,000(2)

----------
(1) For the Pension Plan year ended July 31, 1996, the annual compensation for calculating benefits may not exceed $150,000 (as adjusted for subsequent years pursuant to Code provisions).

(2) For the Pension Plan year ended July 31, 1996, the maximum annual benefit under the Pension Plan may not exceed $120,000. The maximum annual benefit will be adjusted in subsequent years pursuant to Code provisions.

         The following table sets forth the years of credited service and the final average compensation (as defined above) determined as of July 31, 1996, the end of the 1996 plan year, for each of the individuals named in the Summary Compensation Table. The final average compensation includes the base salary component of the figures shown in the salary column of the Summary Compensation Table.


                                   YEARS OF CREDITED SERVICE
                                   -------------------------
                                                                   FINAL AVERAGE
                                     YEARS         MONTHS           COMPENSATION
                                     -----         ------           ------------
Mr. Briody........................     46             1              $   128,620
Mr. Opelka........................     41             8                   84,990


         PROFIT SHARING AND SAVINGS PLAN. The Bank maintains a Profit Sharing and Savings Plan, which permits salaried employees with at least one year of service to make pre-tax salary deferrals under section 401(k) of the Code and after-tax contributions under section 401(a) of the Code. Salary deferrals are made by election and are limited to 15% of compensation up to $150,000 (for
1996), or to a limit imposed under the Code ($9,500 for 1996). The Bank makes matching contributions equal to 25% of the amount of salary contributions, up to 6% of salary. The Profit Sharing and Savings Plan also provides for discretionary contributions as the Bank may determine. For plan years beginning prior to August 1, 1996, the Profit Sharing and Savings Plan required the Bank to contribute annually an amount equal to 2% of the base annual salary of participants. Employer contributions, other than monthly contributions, were discontinued on a prospective basis in connection with the implementation of the ESOP described herein.

         The Bank amended the Profit Sharing and Savings Plan in connection with the Conversion to provide for the investment of Plan assets in Common Stock of the Company. In addition, participating employees may elect to invest all or any part of their account balances in the Company's Common Stock. Common Stock held by the Profit Sharing and Savings Plan may be newly issued or treasury shares acquired from the Company or outstanding shares purchased in the open market or in privately negotiated transactions. All Common Stock held by the Profit Sharing and Savings Plan is held by an independent trustee and allocated to the accounts of individual participants. Participants control the exercise of voting and tender rights relating to the Common Stock held in their accounts.

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Company has established, and the Bank has adopted for the benefit of eligible employees, an ESOP and related trust which became effective upon the Conversion. Substantially all employees of the Bank or the Company who have attained age 21 and have completed one year of service may be eligible to become participants in the ESOP. The ESOP purchased eight percent (8%) of the Common Stock issued in the Conversion. Although contributions to the ESOP are discretionary, the Company and the Bank intend to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. This loan is for a term of 10 years, with interest at the rate of 8% per annum and level annual payments of principal plus accrued interest, designed to amortize the loan over its term. The loan also permits optional prepayments. The Company and the Bank may make additional annual contributions to the ESOP to the maximum extent deductible for federal income tax purposes.

         Shares purchased by the ESOP are initially pledged as collateral for the loan and will be held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participants' total taxable compensation for the year of allocation. Benefits generally become vested at the rate of 20% per year beginning on completion of a participant's third year of service with 100% vesting after seven years of service (including past service). Participants also become immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures of unvested amounts will be reallocated among remaining participating employees in the same proportion as contributions. Vested benefits may be paid in a single sum or installment payments and are payable upon death, retirement at age 65 or older, disability or separation from service.

         In connection with the establishment of the ESOP, a Plan Administrator was appointed to administer the ESOP (the "Plan Administrator"). The assets of the ESOP are held in trust for which George M. Briody, Timothy L. McCue and F. Gregory Opelka serve as interim Trustees. The Company is in the process of appointing an unrelated corporate trustee. The Plan Administrator may instruct the Trustees regarding investment of funds contributed to the ESOP. The ESOP Trustees, subject to their fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA.

         The ESOP may purchase additional shares of Common Stock in the future, in the open market or otherwise, and may do so either on a leveraged basis with borrowed funds or with cash dividends, periodic employer contributions or other cash flow. Whether such purchases will be made and the terms and conditions of any such purchases will be determined by the ESOP's fiduciaries taking into account such factors as they consider relevant at the time, including their judgment as to the attractiveness of the Common Stock as an investment, the price at which Common Stock may be purchased and, in the case of leveraged purchases, the terms and conditions on which borrowed funds are available and the willingness of the Company or the Bank to offer purchase money financing or guarantee purchase money financing offered by third parties.

         STOCK OPTION PLAN. The Board of Directors of the Company has adopted the Big Foot Financial Corp. 1997 Stock Option Plan. The Plan is subject to the approval of the shareholders of the Company at the Special Meeting. See "Proposal 1 - Big Foot Financial Corp. 1997 Stock Option Plan."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended July 31, 1996, the Compensation Committee consisted of Messrs. Powers, Leahy and Nimrod. During the 1996 fiscal year there were no interlocks, as defined under the rules and regulations of the SEC, between members of the Compensation Committee or executive officers of the Company and corporations with respect to which such persons are affiliated, or otherwise.


        -----------------------------------------------------------------

                                   PROPOSAL 1

                 BIG FOOT FINANCIAL CORP. 1997 STOCK OPTION PLAN

        -----------------------------------------------------------------

GENERAL PLAN INFORMATION

         The Company has adopted, subject to approval by the shareholders of the Company, the Big Foot Financial Corp. 1997 Stock Option Plan ("Option Plan"). The Option Plan provides for the grant of options to purchase Common Stock of the Company ("Options") to certain officers, employees and outside directors of the Company. The Option Plan will not take effect, and no Options granted thereunder will be effective, prior to the date of such shareholder approval ("Effective Date"). The Option Plan is not subject to ERISA. The principal provisions of the Option Plan are summarized below. The full text of the Option Plan is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

         Pursuant to the regulations of the OTS applicable to management stock benefit plans to be established by a federal association or its holding company sooner than one year after the association's stock conversion, the affirmative vote of a majority of the votes eligible to be cast is required for approval of the Option Plan. Under the Company's Bylaws, the affirmative vote of a majority of the shares present and entitled to vote at a meeting at which a quorum is present would ordinarily be required for such approval. In the event that less than a majority of the votes eligible to be cast at the Special Meeting, but at least a majority of the votes present and entitled to vote at the Special Meeting, vote in favor of approval, the Option Plan will be considered approved, but it will not be established or implemented and no options will be granted prior to December 19, 1997, which is the first anniversary of the Conversion.

PURPOSE OF THE OPTION PLAN

         The purpose of the Option Plan is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

DESCRIPTION OF THE OPTION PLAN

         ADMINISTRATION. The Compensation Committee of the Board (or any successor committee) or such other committee as the Board may designate ("Committee") will administer the Option Plan. Such Committee will be comprised of at least two directors of the Company, and all directors on the Committee will be "disinterested directors" (as that term is defined under Section 162(m) of the Code or Rule 16b-3 promulgated under the Exchange Act). The Committee will determine, within the limitations of the Option Plan, the officers and employees to whom Options will be granted, the number of shares subject to each Option, the terms of such Options (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Options may be exercised. Options granted to directors under the Option Plan are granted automatically pursuant to a formula, and the Committee has no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the Option Plan, the Committee has full and final authority to interpret the Option Plan, to prescribe, amend and rescind rules and regulations, if any, relating to the Option Plan and to make all determinations necessary or advisable for the administration of the Option Plan. The costs of administering the Option Plan will be borne by the Company.

         STOCK SUBJECT TO THE OPTION PLAN. The Company has reserved 251,275 shares of Company Common Stock (the "Shares") for issuance upon exercise of Options. Such Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Shares subject to options under the Option Plan which expire or are terminated, forfeited or cancelled without having been exercised or vested in full, shall again be available to support additional grants under the Option Plan. The aggregate fair market value of the Shares reserved for issuance was $3,863,353, based on the closing sales price per share of Common Stock of $15.375 on The Nasdaq Stock Market on the Record Date.

         ELIGIBILITY. Any employee of the Company or its affiliates who is selected by the Committee is eligible to participate in the Option Plan as an "Eligible Individual." As of May 14, 1997, there were 6 Eligible Individuals. Members of the board of directors of the Company or of the board of directors of the Bank who are not employees or officers of the Company or Bank are eligible to participate as an "Eligible Director." As of May 14, 1997, there were 5 Eligible Directors.

         TERMS AND CONDITIONS OF OPTIONS GRANTED TO OFFICERS AND EMPLOYEES. The Option Plan provides for the grant of options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs") and non-qualified stock options which do not so qualify ("NQSOs"). Unless otherwise designated by the Committee, Options granted under the Option Plan will be NQSOs, will be exercisable for a price per Share equal to the fair market value of a Share on the date of the Option grant and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the Option holder's termination of employment for reasons other than death, disability or retirement or discharge for cause; one year after termination of employment due to death, disability or retirement; or immediately upon termination for cause). In no event may an Option be granted with an exercise price per Share that is less than the fair market value of a Share when the Option is granted, or for a term exceeding ten years from the date of grant. An Option holder's right to exercise Options is suspended during any period when the Option holder is the subject of a pending proceeding to terminate his or her employment for cause.

         Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, Shares already owned by the option holder or Shares to be acquired by the option holder upon exercise of the Option, provided that the delivery of Shares concurrently with the exercise of an Option does not violate section 16(b) of the Exchange Act, or any rules or regulations promulgated thereunder.

         TERMS AND CONDITIONS OF OPTIONS GRANTED TO DIRECTORS. Effective on the Effective Date, each person who is an Eligible Director on such date will be granted a NQSO to purchase 10,051 Shares. Such Options will have an Exercise Price equal to the fair market value of a Share on the date of grant and an Exercise Period commencing on the date of grant and expiring on the earliest of
(i) the date such Eligible Director ceases to be an Eligible Director due to a removal for cause (in accordance with the bylaws) of the Bank or the Company, as applicable and (ii) the last day of the ten-year period commencing on the date the Option was granted. On the first anniversary of the date of grant and on each anniversary thereof until all 10,051 Shares subject to the grant are exercisable, the Option will become exercisable as to 20% of the Shares as to which such Eligible Director's outstanding Option has been granted. In the event of the Option holder's termination of service due to death or disability (as defined in the Option Plan), all optioned Shares not previously exercisable will automatically become exercisable and remain exercisable for the balance of the original ten year term. A maximum of 50,255 shares may be issued to Eligible Directors upon exercise of Options.

         Options granted to directors under the Option Plan will be NQSOs. Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, Shares already owned by the option holder or Shares to be acquired by the option holder upon exercise of the Option, provided that the delivery of Shares concurrently with the exercise of an Option does not violate section 16(b) of the Exchange Act, or any rules or regulations promulgated thereunder.

REGULATORY RESTRICTIONS

         The Option Plan is subject to certain restrictions imposed by the OTS with respect to stock benefit plans that are established or implemented by a federal savings association or its holding company within one year after the association's conversion from a mutual association to a stock association. The restrictions apply to the Option Plan because the Conversion of the Bank occurred within one year prior to the date of this Special Meeting. To reflect these requirements, the Option Plan provides (i) that no Options may be granted prior to the date on which the Company's shareholders approve the Option Plan;
(ii) that no individual officer or employee may be granted Options to purchase more than 62,819 Shares; and (iii) that any Options granted shall have an exercise price no less than the fair market value of a Share on the date the Option is granted and will become exercisable at a rate no more rapid than 20% per year beginning on the first anniversary date of the grant, with accelerated vesting only in cases of death or disability. Management of the Company has been advised by its legal counsel that the Option Plan complies with all applicable OTS regulations. The OTS has not endorsed or approved the Option Plan. No representation to the contrary shall be made.

         Article X of the Option Plan provides for accelerated vesting of outstanding Options in the event of a Change in Control or termination of service constituting Retirement (as defined in the Option Plan). Article X also provides that after December 19, 1997, the Compensation Committee may, in its discretion, establish a different vesting schedule than presently provided in the Option Plan in determining the exercisability of Options granted to Eligible Employees. Article X of the Option Plan also authorizes the Compensation Committee, in its discretion, to adjust outstanding Options to equitably reflect any extraordinary dividend that may be paid after December 19, 1997, including any non-taxable return of capital. Such adjustment may take the form of a cash payment or an adjustment of the Exercise Price. No representation is made that any such dividend will be declared or paid. The provisions of Article X will not be applicable, and will be of no force or effect, unless and until the shareholders of the Company have approved such provisions by an affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 19, 1997.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

         Unless sooner terminated, the Option Plan will terminate automatically on the day preceding the tenth anniversary of the Effective Date. The Board may suspend or terminate the Option Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Compensation Committee. In the event of any suspension or termination of the Option Plan, all Options theretofore granted under the Option Plan that are outstanding on the date of such suspension or termination of the Option Plan will remain outstanding under the terms of the agreements granting such Options.

         The Board may amend or revise the Option Plan in whole or in part at any time, but if the amendment or revision (i) materially increases the benefits accruing under the Option Plan, (ii) materially increases the number of Shares which may be issued under the Option Plan or (iii) materially modifies the requirements as to eligibility for Options under the Option Plan, such amendment or revision will be subject to approval by the shareholders of the Company. Subject to these above provisions, the Board will also have broad authority to amend the Option Plan to take into account changes in applicable financial institution, securities and tax laws and accounting rules and regulations, as well as other developments.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs and NQSOs that may be granted under the Option Plan and any descriptions of the provisions of any law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein.

         There are no federal income tax consequences for the Company or the option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then such option holder will realize a capital gain or loss on the sale or disposition. If the option holder exercises an ISO and sells or disposes of the underlying shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

         With respect to the grant of NQSOs, there are no federal income tax consequences for the Company or the option holder at the date of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an option holder whose disposition of such shares could result in liability under section 16(b) of the Exchange Act. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the NQSO equal to the amount which the option holder is required to include as ordinary income.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options that may be granted under the Option Plan. State and local tax consequences may also be significant. PARTICIPANTS ARE ADVISED TO CONSULT WITH THEIR TAX ADVISOR AS TO THE TAX CONSEQUENCES OF THE OPTION PLAN.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS VOTE "FOR" APPROVAL OF THE BIG FOOT FINANCIAL CORP. 1997 STOCK OPTION PLAN.


                                NEW PLAN BENEFITS
                 BIG FOOT FINANCIAL CORP. 1997 STOCK OPTION PLAN
                 -----------------------------------------------

         The following table discloses the benefits that will be received by directors (and may be received by others) under the Stock Option Plan if the shareholders approve Proposal 1.

================================================================================
                                                      Stock Option Plan(1)
                                                --------------------------------
                  Name/Position                         #          $ Value(2)
================================================================================
George M. Briody, President and Director            55,280(1)           0
--------------------------------------------------------------------------------
F. Gregory Opelka, Exec. VP and Director            37,693(1)           0
--------------------------------------------------------------------------------
All Current Executive Officers as a Group          201,020              0
--------------------------------------------------------------------------------
All Non-Employee Directors as a Group(3)            50,255              0
--------------------------------------------------------------------------------
All Non-Executive Employees as a Group                   0              0
================================================================================

(1) As of the Record Date, no grants to non-executive employees have been made under the Big Foot Financial Corp. 1997 Stock Option Plan. It is not determinable at this time what benefits, if any, each of the persons or groups listed will receive under such plan. The numbers in the table reflect the Compensation Committee's intentions with respect to grants to be made upon the effective date of approval of the Option Plan. The grants will become effective only if the shareholders approve the Option Plan.
(2) The Exercise Price of Options granted will be the fair market value of a Share of the Company's Common Stock on the date of the grant. The future value, if any, will be dependent on the price of the Company's Common Stock in the future.
(3) On the Effective Date, each outside director will receive a non-qualified stock option to purchase 10,051 Shares with an Exercise Price equal to the fair market value of a Share on the Effective Date. On each anniversary of the date of the grant until all Options are exercisable, 20% will become exercisable, with full vesting on death or disability. Such Options will expire on the earliest of the director's removal for cause or on the tenth anniversary of the date of the grant.

      ---------------------------------------------------------------------

                                   PROPOSAL 2

         AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO
         DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT
           TO THE CONDUCT OF THE SPECIAL MEETING AS MAY PROPERLY COME
         BEFORE THE SPECIAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT
         THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE
                                 SPECIAL MEETING

     ----------------------------------------------------------------------


         The Bylaws of the Company require that no business be transacted and no corporate action be taken at a special meeting other than that stated in the Notice of Meeting. The Board of Directors is not aware of any other business that may properly come before the Special Meeting. The Board seeks the authorization of the shareholders of the Company, in the event matters incident to the conduct of the Special Meeting properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Special Meeting once called to order, to direct the manner in which those shares represented at the Special Meeting by proxies solicited pursuant to this Proxy Statement shall be voted with respect to such matters. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS OF BIG FOOT FINANCIAL CORP., IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE SPECIAL MEETING.

                             ADDITIONAL INFORMATION


DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

         Pursuant to the proxy soliciting regulations of the SEC, any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 1997 Annual Meeting of Shareholders must be received by the Company a reasonable time before the Company makes its proxy solicitation in connection with the 1997 Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The shareholder must be a shareholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an annual meeting of shareholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. Notice shall be deemed to first be given to shareholders when disclosure of such date of the meeting of shareholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A shareholder's notice to the Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "Date for Submission of Shareholder Proposals."

                                        By Order of the Board of Directors



                                       /s/ Barbara J. Urban
                                       Barbara J. Urban
                                       SECRETARY
Long Grove, Illinois
May 22, 1997

        TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING
                 PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN
                       THE ACCOMPANYING PROXY CARD IN THE
                         POSTAGE-PAID ENVELOPE PROVIDED.

                                   APPENDIX A


                 BIG FOOT FINANCIAL CORP. 1997 STOCK OPTION PLAN

                                    ARTICLE I
                                     PURPOSE

                  SECTION 1.1       GENERAL PURPOSE OF THE PLAN.

                  The purpose of the Plan is to promote the growth and profitability of Big Foot Financial Corp., to provide eligible directors, certain key officers and employees of Big Foot Financial Corp. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Big Foot Financial Corp.

                                   ARTICLE II
                                   DEFINITIONS

                  The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

                  SECTION 2.1 BANK means Fairfield Savings Bank, F.S.B., a federally chartered savings institution, and any successor thereto.

                  SECTION 2.2 BOARD means the board of directors of the Company.

                  SECTION 2.3 CHANGE IN CONTROL means any of the following events:

                  (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

                  (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's shareholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
         Act); or

                  (c) the shareholders of the Company approve either:

                           (i) a merger or consolidation of the Company with any
                  other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                                    (A) either (I) the members of the Board of
                           the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

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                                    (B) the entity which results from such
                           merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

                           (ii) a plan of complete liquidation of the Company or
                  an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

                  (d) any event that would be described in section 2.3(a), (b) or (c) if the "Bank" were substituted for the "Company" therein.

                  SECTION 2.4 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                  SECTION 2.5 COMMITTEE means the Committee described in section 4.1.

                  SECTION 2.6 COMPANY means Big Foot Financial Corp., a corporation organized and existing under the laws of the State of Illinois, and any successor thereto.

                  SECTION 2.7 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                  SECTION 2.8 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code or Rule 16b-3 promulgated under the Exchange Act.

                  SECTION 2.9 EFFECTIVE DATE means June 24, 1997.

                  SECTION 2.10 ELIGIBLE DIRECTOR means a member of the board of directors of an Employer who is not also an employee or an officer of an Employer.

                  SECTION 2.11 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

                  SECTION 2.12 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

                  SECTION 2.13 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

                  SECTION 2.14 EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.2 or 6.3.

                  SECTION 2.15 FAIR MARKET VALUE means, with respect to a Share on a specified date:

                  (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

                  (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations

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         System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                  (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

                  SECTION 2.16 FAMILY MEMBER means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

                  SECTION 2.17 INCENTIVE STOCK OPTION means a right to purchase Shares that is granted to Eligible Employees pursuant to section 6.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

                  SECTION 2.18 NON-PROFIT ORGANIZATION means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6),
(7), (8) or (10) of the Code.

                  SECTION 2.19 NON-QUALIFIED STOCK OPTION means a right to purchase Shares that is granted pursuant to section 5.1 or 6.1. For Eligible Employees, an Option will be a Non-Qualified Stock Option if (a) it is not designated by the Committee to be an Incentive Stock Option, or (b) it does not satisfy the requirements of section 422 of the Code.

                  SECTION 2.20 OPTION means either an Incentive Stock Option or a Non-Qualified Stock Option.

                  SECTION 2.21 OPTION PERIOD means the period during which an Option may be exercised, determined in accordance with sections 5.3 and 6.4.

                  SECTION 2.22 OTS REGULATIONS means the regulations issued by the Office of Thrift Supervision and applicable to the Plan, the Bank or the Company.

                  SECTION 2.23 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

                  SECTION 2.24 PLAN means the Big Foot Financial Corp. 1997 Stock Option Plan, as amended from time to time.

                  SECTION 2.25 RETIREMENT means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank or the Company.

                  SECTION 2.26 SHARE means a share of Common Stock, par value $.01 per share, of Big Foot Financial Corp.

                  SECTION 2.27 TERMINATION FOR CAUSE means one of the following:

                  (a) for an Eligible Employee who is not an officer or employee of any bank or savings institution regulated by the Office of Thrift Supervision, "Termination for Cause" means termination of employment with the Employer upon the occurrence of any of the following: (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (ii) the employee is convicted of, or pleads guilty or NOLO CONTENDERE to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; or (v) the employee's willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer; and

                  (b) for an Eligible Employee who is an officer or employee of a bank or savings institution regulated by the Office of Thrift Supervision, "Termination for Cause" means termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of this Plan, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; PROVIDED, HOWEVER, that such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by

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affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause.

                                   ARTICLE III
                                AVAILABLE SHARES

                  SECTION 3.1       AVAILABLE SHARES.

                  Subject to section 8.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

                  (a) 251,275 Shares; less

                  (b) the sum of:

                           (i) the number of Shares with respect to which
                  previously granted Options may then or may in the future be exercised; plus

                           (ii) the number of Shares with respect to which
                  previously granted Options have been exercised.

A maximum aggregate of 201,020 Shares may be granted to Eligible Employees and Options with respect to a maximum aggregate of 50,255 Shares may be granted to Eligible Directors. For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; PROVIDED, HOWEVER, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee under section 162(m) of the Code shall receive a grant of Options in excess of the amount specified under this section 3.1, computed as if any Option which is cancelled reduced the maximum number of Shares.

                                   ARTICLE IV
                                 ADMINISTRATION

                  SECTION 4.1       COMMITTEE.

                  The Plan shall be administered by the members of the Compensation Committee of Big Foot Financial Corp. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

                  SECTION 4.2       COMMITTEE ACTION.

                  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

                  SECTION 4.3       COMMITTEE RESPONSIBILITIES.

                  Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

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                  (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                  (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                    ARTICLE V
                      STOCK OPTIONS FOR ELIGIBLE DIRECTORS

                  SECTION 5.1       IN GENERAL.

                  (a) On the Effective Date, each Eligible Director shall be granted an Option to purchase 10,051 Shares.

                  (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall specify the number of Shares covered by the Option, the Exercise Price for the Shares subject to the Option and the Option Period, all as determined pursuant to this Article V. The Option agreement shall also set forth specifically or incorporate by reference the applicable provisions of the Plan.

                  SECTION 5.2       EXERCISE PRICE.

                  The price per Share at which an Option granted to an Eligible Director under section 5.1 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.

                  SECTION 5.3       OPTION PERIOD.

                  (a) Subject to section 5.3(b), the Option Period during which an Option granted to an Eligible Director under section 5.1 may be exercised shall commence on the date the Option is granted and shall expire on the earlier of:

                           (i) removal for cause in accordance with the
                  Employer's bylaws; or

                           (ii) the last day of the ten-year period commencing
                  on the date on which the Option was granted.

                  (b) During the Option Period, the maximum number of Shares as to which an outstanding Option may be exercised shall be as follows:

                           (i) prior to the first anniversary of the date on
                  which the Plan is approved by shareholders pursuant to section 9.8, the Option shall not be exercisable;

                           (ii) on and after the first anniversary, but prior to
                  the second anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option;

                           (iii) on and after the second anniversary, but prior
                  to the third anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option, when granted, less any number of optioned Shares purchased prior to such second anniversary;

                           (iv) on and after the third anniversary, but prior to
                  the fourth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option, when granted, less any number of optioned Shares purchased prior to such third anniversary;

                           (v) on and after the fourth anniversary, but prior to
                  the fifth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option, when granted, less any number of optioned Shares purchased prior to such fourth anniversary; and

                           (vi) on and after the fifth anniversary of the date
                  on which the Plan is approved by shareholders pursuant to
                  section 9.8 and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

PROVIDED, HOWEVER, that such Option(s) shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability and remain exercisable for the balance of the original ten year term.

                                   ARTICLE VI
                      STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

                  SECTION 6.1       SIZE OF OPTION.

                  Subject to sections 6.2 and 6.5 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the Committee, in its discretion. Except as provided in section 6.5, the maximum number of Shares that may be optioned to any one individual under this Plan during its entire duration shall be the entire number of Shares available under section 3.1 of the Plan.

                  SECTION 6.2       GRANT OF OPTIONS.

                  (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee an Option to purchase Shares. The Option for such Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

                  (b) Any Option granted under this section 6.2 shall be evidenced by a written agreement which shall:

                           (i) specify the number of Shares covered by the
                  Option;

                           (ii) specify the Exercise Price, determined in
                  accordance with section 6.3, for the Shares subject to the Option;

                           (iii) specify the Option Period determined in
                  accordance with section 6.4;

                           (iv) set forth specifically or incorporate by
                  reference the applicable provisions of the Plan; and

                           (v) contain such other terms and conditions not
                  inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee.

                  SECTION 6.3       EXERCISE PRICE.

                  The price per Share at which an Option granted to an Eligible Employee shall be determined by the Committee, in its discretion; PROVIDED, HOWEVER, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

                  SECTION 6.4       OPTION PERIOD.

                  Subject to section 6.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

                  (a) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

                  (b) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement;

                  (c) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

                  (d) the last day of the ten-year period commencing on the date on which the Option was granted.

                  SECTION 6.5       REQUIRED REGULATORY PROVISIONS.

                  Notwithstanding anything contained herein to the contrary:

                  (a) no Option shall be granted to an Eligible Employee under the Plan prior to shareholder approval under section 9.8;

                  (b) no Eligible Employee may be granted Options to purchase more than 62,819 Shares.

                  (c) each Option granted to an Eligible Employee shall become exercisable as follows:

                           (i) prior to the first anniversary of the date on
                  which the Plan is approved by shareholders pursuant to section 9.8, the Option shall not be exercisable;

                           (ii) on and after the first anniversary, but prior to
                  the second anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

                           (iii) on and after the second anniversary, but prior
                  to the third anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, less any optioned Shares purchased prior to such second anniversary;

                           (iv) on and after the third anniversary, but prior to
                  the fourth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, less any optioned Shares purchased prior to such third anniversary;

                           (v) on and after the fourth anniversary, but prior to
                  the fifth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, less any optioned Shares purchased prior to such fourth anniversary; and

                           (vi) on and after the fifth anniversary of the date
                  on which the Plan is approved by shareholders pursuant to
                  section 9.8 and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

         PROVIDED, HOWEVER, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; PROVIDED, FURTHER, that the Committee may establish a different vesting schedule if not inconsistent with section 563b.3(g) of OTS Regulations.

                  (d) The Option Period of any Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 6.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his or her reinstatement as an employee of the Company, damages equal to the value of the expired Options less the Exercise Price of such Options.

                  (e) No Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's employment with the Employer is terminated in a Termination for Cause.

                  SECTION 6.6       ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK
                                    OPTIONS.

                  In addition to the limitations of section 7.2, an Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

                  (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

                  (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                  (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                  (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

                           (i) three (3) months after the termination of
                  employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

                           (ii) one (1) year after such individual's termination
                  of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code);

         may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

                  (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                                   ARTICLE VII
                              OPTIONS -- IN GENERAL

                  SECTION 7.1       METHOD OF EXERCISE.

                  (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; PROVIDED, HOWEVER, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

                           (i) giving written notice to the Committee, in such
                  form and manner as the Committee may prescribe, of his intent to exercise the Option;

                           (ii) delivering to the Committee full payment,
                  consistent with section 7.1(b), for the Shares as to which the Option is to be exercised; and

                           (iii) satisfying such other conditions as may be
                  prescribed in the Option agreement.

                  (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid;
(ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  (c) When the requirements of section 7.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

                  SECTION 7.2       LIMITATIONS ON OPTIONS.

                  (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Nonprofit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

                  (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to
(i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

                  SECTION 8.1       TERMINATION.

                  The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

                  SECTION 8.2       AMENDMENT.

                  The Board, after December 19, 1997, may amend or revise the Plan in whole or in part at any time; PROVIDED, HOWEVER, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless otherwise approved at an annual or special meeting of the shareholders of Big Foot Financial Corp.

                  SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

                  (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; PROVIDED, HOWEVER, that the Committee may, in its discretion, establish another appropriate method of adjustment.

                  (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any currently exercisable Options granted under the Plan which remain outstanding may be cancelled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to the Option holder; PROVIDED, HOWEVER, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Board determines in good faith to be equivalent in value to the Options that have been cancelled.

                  (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, then the Company may, with the prior written approval of or prior written notice of non-objection from the Office of Thrift Supervision, adjust the Exercise Price of each outstanding Option in such uniform and nondiscriminatory manner as the Committee, in its discretion, may determine to be necessary to equitably reflect the effect of such dividend or other distribution on the market prices at which Shares may be bought and sold on the open market.

                                   ARTICLE IX
                                  MISCELLANEOUS

                  SECTION 9.1       STATUS AS AN EMPLOYEE BENEFIT PLAN.

                  This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

                  SECTION 9.2       NO RIGHT TO CONTINUED EMPLOYMENT.

                  Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

                  SECTION 9.3       CONSTRUCTION OF LANGUAGE.

                  Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

                  SECTION 9.4       GOVERNING LAW.

                  The Plan shall be construed, administered and enforced according to the laws of the State of Illinois without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable OTS Regulations.

                  SECTION 9.5       HEADINGS.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                  SECTION 9.6       NON-ALIENATION OF BENEFITS.

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

                  SECTION 9.7       TAXES.

                  The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                  SECTION 9.8       APPROVAL OF SHAREHOLDERS.

                  The Plan shall not be effective or implemented unless approved by shareholders of Big Foot Financial Corp. as follows:

                  (1) if, prior to the one year anniversary of the stock conversion of Fairfield Savings Bank, F.S.B. to stock form, the Plan is approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, the Plan shall be effective as of the date of such approval; and

                  (2) if subsequent to the one year anniversary of such conversion, the Plan is approved by the affirmative vote of the holders of a majority of Shares present or represented by proxy at the meeting and entitled to vote at an annual or special meeting at which a quorum is present, the Plan shall be effective as of the date of such approval.

Shareholder approval shall not be obtained at an annual or special meeting held earlier than six months following such conversion unless permitted by the Office of Thrift Supervision. No Option shall be granted prior to shareholder approval of the Plan.

                  SECTION 9.9       NOTICES.

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                  (a)      If to the Committee:

                           Big Foot Financial Corp.
                           1190 RFD
                           Long Grove, Illinois  60047

                           Attention:  CORPORATE SECRETARY

                  (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

                                    ARTICLE X
          ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

                  SECTION 10.1 ACCELERATED VESTING UPON RETIREMENT OR CHANGE IN CONTROL.

                  Notwithstanding anything in the Plan to the contrary, but subject to section 10.4: (a) in the event that any Option holder terminates service with the Employer and such termination constitutes a Retirement, all Options outstanding to such holder on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement; and (b) in the event of a Change in Control, all Options outstanding under the Plan on the date of the Change in Control shall, to the extent not already exercisable, become exercisable on the date of the Change in Control.

                  SECTION 10.2      DISCRETION TO ESTABLISH VESTING SCHEDULES.

                  Notwithstanding anything in the Plan to the contrary, but subject to section 10.4, after December 19, 1997, section 6.5(c) shall apply in determining the exercisability of Options granted to Eligible Employees only if no different vesting schedule is established by the Committee and specified in the agreement evidencing an outstanding Option.

                  SECTION 10.3      ADJUSTMENTS FOR EXTRAORDINARY DIVIDENDS.

                  Notwithstanding anything in the Plan to the contrary, but subject to section 10.4, in the event that the Company shall, after December 19, 1997, declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall, in the discretion of the Committee, either:

                           (a) make an equivalent payment to each person holding
                  an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; PROVIDED, HOWEVER, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee's discretion, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution; or

                           (b) adjust the Exercise Price of each outstanding
                  Option in such manner as the Committee may determine to be appropriate to equitably reflect the payment of the dividend: or

                           (c) take the action described in section 10.3(a) with
                  respect to certain outstanding Options and the action described in section 10.3(b) with respect to the remaining outstanding Options.

                  SECTION 10.4      NO EFFECT PRIOR TO SHAREHOLDER APPROVAL.

                  Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 19, 1997.

REVOCABLE PROXY                                                  REVOCABLE PROXY

                            BIG FOOT FINANCIAL CORP.
                          OLD MCHENRY ROAD AND ROUTE 83
                           LONG GROVE, ILLINOIS 60047

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF BIG FOOT FINANCIAL CORP.
       FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 24, 1997

         The undersigned shareholder of Big Foot Financial Corp. hereby appoints George M. Briody, F. Gregory Opelka and Timothy L. McCue, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Big Foot Financial Corp. held of record by the undersigned on May 14, 1997, at the Special Meeting of Shareholders (the "Special Meeting") to be held at 3:00 p.m., Central Time, on June 24, 1997, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Special Meeting and Proxy Statement. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED IN ITEMS 1 AND 2.

PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

                                                     BIG FOOT FINANCIAL CORP.
                            PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/


THE BOARD OF DIRECTORS OF BIG FOOT FINANCIAL CORP. UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSALS IN ITEMS 1 AND 2.

1. Approval of the Big Foot Financial Corp. 1997 Stock Option Plan.
           FOR            AGAINST          ABSTAIN
           / /              / /              / /

                                                                       CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING. / /

2. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting as may properly come before the
   Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special
   Meeting.
           FOR            AGAINST          ABSTAIN
           / /              / /              / /                       The undersigned hereby acknowledges receipt of the Notice of
                                                                       Special Meeting of Shareholders and the Proxy Statement for
                                                                       the Special Meeting.

                                                                                    Dated:_______________________ , 1997

                                                                       Signature(s)-------------------------------------------------

                                                                       ------------------------------------------------------------
                                                                       Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

                                       June 2, 1997



TO:      ALL EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP")
         AND 401(K) SAVINGS PLAN ("401(K) PLAN") PARTICIPANTS

Re:      Special Meeting of Shareholders to be Held on June 24, 1997
         -----------------------------------------------------------


Dear Participants:

         As you know, Fairfield Savings Bank, F.S.B. (the "Bank"), when it completed its stock conversion last year, introduced a new benefit plan -- an Employee Stock Ownership Plan, or "ESOP" -- and introduced a new feature to the Bank's existing 401(k) Plan -- an investment alternative to purchase the stock of the Bank's parent company, Big Foot Financial Corp. (the "Company") using funds from your 401(k) Plan account (the "401(k) Stock Fund"). Shares purchased by the ESOP are presently held by George M. Briody, F. Gregory Opelka and Timothy L. McCue, in their capacity as interim trustee for the ESOP, and will be allocated to ESOP participants over a period of years. The first allocation will occur as of June 30, 1997. Interests in shares that you have purchased in the 401(k) Stock Fund are also being held by Messrs. Briody, Opelka and McCue, in their capacity as trustee. Both the ESOP and the 401(k) Plan allow participants of each respective plan (including former participants and beneficiaries) to have certain voting rights at the Company's shareholder meetings.

         In connection with the Special Meeting of Shareholders of Big Foot Financial Corp. to be held on June 24, 1997, enclosed are the following documents:

         1.  Confidential Voting Instruction card for the ESOP (blue card);
         2. Confidential Voting Instruction card for the 401(k) Plan (yellow card); and
         3. Proxy Statement dated May 22, 1997, including a Notice of Special Meeting of Shareholders.

         As a participant in the ESOP and/or the 401(k) Plan, you have the right to direct the trustee of the respective plan how to vote the shares held by the ESOP and/or shares in the 401(k) Stock Fund as of May 14, 1997, the record date for the Special Meeting ("Record Date"), on the proposals to be voted by the Company's shareholders. Your rights as a participant in the ESOP and/or 401(k) Plan will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

ANTICIPATED PROPOSALS.

         ESOP PARTICIPANTS.

         Each ESOP participant has the right to specify how the trustee, as trustee for the ESOP, should vote the shares in his or her ESOP account as of the Record Date. Even though allocations under the ESOP will not occur until June 30, 1997, and as of the Record Date, you will have no shares allocated to your ESOP account, the ESOP provides that you shall have the right to express your voting preferences which will be weighted based upon your compensation for 1996. The number of shares for which you may express a preference are shown on the enclosed Confidential Voting Instruction card. In general, the trustee will vote the shares considered allocated to your ESOP account for purposes of voting by casting votes FOR and AGAINST each proposal as you specify on the Confidential Voting Instruction accompanying this letter.

         The trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet considered allocated to ESOP participants, in a manner determined to be prudent and solely in the interest of the participants and beneficiaries. If you do not direct the trustee how to vote the shares in your ESOP account, the trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the ESOP. The same is true of shares not yet placed considered allocated to anyone's ESOP account.

         401(K) PLAN PARTICIPANTS.

         In general, 401(k) Plan participants have the right to direct how the trustee, as trustee for the 401(k) Plan, should vote the shares in the 401(k) Stock Fund. In general, the trustee will vote FOR and AGAINST each proposal specified on the Confidential Voting Instruction card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by 401(k) Plan participants entitled to give voting instructions. The instructions given by each 401(k) Plan participant will be weighted according to value of his or her respective interest in the 401(k) Stock Fund as of May 14, 1997. For purposes of the 401(k) Plan, if you ABSTAIN as to a proposal, or if you do not return your Confidential Voting Instruction card for the 401(k) Plan to Harris Trust and Savings Bank (the "Transfer Agent") by June 16, 1997, your instructions will not be counted.

         If you do not have any shares of Company stock allocated to your 401(k) Stock Fund as of May 14, 1997, there will be no Confidential Voting Instruction card for the 401(k) Plan enclosed with this letter.

UNANTICIPATED PROPOSALS.

         It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction cards will be presented for shareholder action at the Special Meeting of Shareholders. If this should happen, the trustee or each respective plan will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                              *    *    *    *    *

         Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card or cards to signify your direction to the trustee of each plan. YOU SHOULD THEN SEAL THE COMPLETED CARD OR CARDS IN THE ENCLOSED ENVELOPE AND RETURN IT DIRECTLY TO THE TRANSFER AGENT USING THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. The Confidential Voting Instruction card or cards must be received by the Transfer Agent no later than June 16, 1997.

         PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY THE TRANSFER AGENT, WHO HAS BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE BANK OR THE COMPANY. IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE ESOP OR 401(K) PLAN, PLEASE SEE TIMOTHY L. MCCUE.


                                       Very truly yours,

                                       THE COMPENSATION COMMITTEE OF
                                       BIG FOOT FINANCIAL CORP.


Enclosures

                                     [FRONT]



                            BIG FOOT FINANCIAL CORP.

                         CONFIDENTIAL VOTING INSTRUCTION

       SOLICITED BY THE COMPENSATION COMMITTEE OF BIG FOOT FINANCIAL CORP.
         FOR THE BIG FOOT FINANCIAL CORP. EMPLOYEE STOCK OWNERSHIP PLAN

         The undersigned participant, former participant or beneficiary of a deceased former participant in the Big Foot Financial Corp. Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions hereinafter specified to the Trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Big Foot Financial Corp. that are held by the Trustee, in its capacity as Trustee, as of May 14, 1997 at the Special Meeting of Shareholders of Big Foot Financial Corp. to be held on June 24, 1997 at 3:00 p.m., Central Time, at the Holiday Inn Mundelein, 510 East Route 83, Mundelein, Illinois and at any adjournment or postponement thereof.

         As to the proposals listed below, which are more particularly described in the Proxy Statement dated May 22, 1997, the Trustee will vote the common stock of Big Foot Financial Corp. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated June 2, 1997.



         (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

                                     [BACK]


         THE BOARD OF DIRECTORS OF BIG FOOT FINANCIAL CORP. RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THE ESOP SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED "FOR" PROPOSALS NOS. 1 AND 2. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF BIG FOOT FINANCIAL CORP. AND FAIRFIELD SAVINGS BANK, FSB.




--------------------------                           Please mark
ESOP SHARES (as of May 14, 1997)                /X/  your votes
                                                     like this


1.       Approval of the Big Foot Financial Corp. 1997 Stock Option Plan.


             FOR                    AGAINST                 ABSTAIN
             / /                     / /                     / /
2. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct to the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting.


             FOR                    AGAINST                 ABSTAIN
             / /                     / /                     / /

         All proposals listed above in this Confidential Voting Instruction were proposed by Big Foot Financial Corp.

         The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Special Meeting of Shareholders of Big Foot Financial Corp., a Proxy Statement dated May 22, 1997 for the Special Meeting.

         PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN JUNE 16, 1997.



                                       DATE
                                       ----------------------------------------

                                       SIGNATURE
                                       ----------------------------------------

                                       Signature of participant, former
                                       participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                     [FRONT]



                            BIG FOOT FINANCIAL CORP.

                        CONFIDENTIAL VOTING INSTRUCTION

      SOLICITED BY THE COMPENSATION COMMITTEE OF BIG FOOT FINANCIAL CORP.
         FOR THE FAIRFIELD SAVINGS BANK PROFIT SHARING AND SAVINGS PLAN

         The undersigned participant, former participant or beneficiary of a deceased former participant in the Fairfield Savings Bank Profit Sharing and Savings Plan ("401(k) Plan") hereby provides the voting instructions hereinafter specified to the Trustee of the 401(k) Plan (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Big Foot Financial Corp. that are held by the Trustee, in its capacity as Trustee, as of May 14, 1997 at the Special Meeting of Shareholders of Big Foot Financial Corp. to be held on June 24, 1997 at 3:00 p.m., Central Time, at the Holiday Inn Mundelein, 510 East Route 83, Mundelein, Illinois and at any adjournment or postponement thereof.

         As to the proposals listed below, which are more particularly described in the Proxy Statement dated May 22, 1997, the Trustee will vote the common stock of Big Foot Financial Corp. held by the 401(k) Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated June 2, 1997.



         (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

                                     [BACK]


         THE BOARD OF DIRECTORS OF BIG FOOT FINANCIAL CORP. RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THE SHARES ALLOCATED TO YOUR 401(K) PLAN ACCOUNT WILL BE VOTED "FOR" PROPOSALS NOS. 1 AND 2. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF BIG FOOT FINANCIAL CORP. AND FAIRFIELD SAVINGS BANK, FSB.



--------------------------------                     Please mark
401(k) PLAN SHARES (as of May 14, 1997)         /X/  your votes



3.       Approval of the Big Foot Financial Corp. 1997 Stock Option Plan.


             FOR                    AGAINST                 ABSTAIN
             / /                     / /                     / /
4. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct to the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting.


             FOR                    AGAINST                 ABSTAIN
             / /                     / /                     / /

         All proposals listed above in this Confidential Voting Instruction were proposed by Big Foot Financial Corp.

         The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Special Meeting of Shareholders of Big Foot Financial Corp., a Proxy Statement dated May 22, 1997 for the Special Meeting.

         PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN JUNE 16, 1997.


                                       DATE
                                       ----------------------------------------

                                       SIGNATURE
                                       ----------------------------------------

                                       Signature of participant, former
                                       participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.